UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

For background respecting the events described below, reference is made to: (i) SGRP's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 15, 2022 (the "2021 10-K"), and as amended by SGRP's First Amendment to the Annual Report on Form 10K/A as filed with the SEC on May 2, 2022 (the "2021 10-K Amendment") (as so amended, the "2021 Annual Report"); (ii) SGRP's Definitive Proxy Statement on Schedule 14A as filed with the SEC on June 13, 2022 (the "2022 Proxy Statement"); (iii) SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 16, 2022 (the "2022 10Q Report"); and (iv) SGRP's Current Reports on Form 8-K as filed with the SEC since January 1, 2022, and prior to the date of this Report (the "Current Reports"). The 2021 Annual Report, 2022 Proxy Statement, 2022 10Q Report, and Current Reports may be referred to collectively as the "SEC Reports".

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported in connection with the amendment and restatement of SGRP's By-Laws on January 25, 2022 (the "Restated By-Laws"), as described in SGRP's Current Report on Form 8-K as filed with the SEC on January 28, 2022 (the "CIC Report"), the Board received written notice from Mr. Panagiotis ("Panos") N. Lazaretos respecting his retirement on January 25, 2022, from his memberships on SGRP Board and its Audit Committee. As a result and since then, SGRP's Audit Committee has had only two (2) members, and SGRP has been actively seeking an additional "Super Independent Director" (as defined in its Restated By-Laws and described in the CIC Report) for memberships on the Board and Audit Committee.

Subsequently, SGRP received a notification letter from Nasdaq dated July 7, 2022 (the "Nasdaq Deficiency Letter"), stating that SGRP no longer complies with Nasdaq's Audit Committee requirements. Nasdaq Listing Rule 5605(c)(2) requires that a listed company have an audit committee of at least three (3) independent directors with members that each have financial literacy and even greater independence than ordinary Board members (the "Audit Committee Requirements"). For example, audit committee members cannot be affiliates of or consultants to a listed company under SEC and Nasdaq Rules.

In the Nasdaq Deficiency Letter, Nasdaq's Staff has required that SGRP must submit evidence of its compliance by no later than July 25, 2022, with the Audit Committee Requirements. SGRP must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than this date.

In the event SGRP does not regain compliance by that date, Nasdaq Rules require Nasdaq's Staff to provide written notification to SGRP that its securities will be delisted. At that time, SGRP may appeal the delisting determination to a Nasdaq Hearings Panel.

The description of the Nasdaq Deficiency Letter is qualified in their entirety by the text of the Nasdaq Deficiency Letter, which is attached hereto, is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been furnished by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of adding new directors to the Board, the potential negative effects of any stock issuance and/or payment resulting from such resolution negotiations, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq's Audit Committee and director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits:

99.1         Letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated July 7, 2022 (as attached hereto and filed herewith).

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	July 12, 2022
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
Treasurer and Secretary